UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2026

EACO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5065 East Hunter Avenue

Anaheim, CA 92807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 876-2490

Not applicable

(Former name or Former Address if Changed Since Last Report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2026, Bisco Industries, Inc. (“Bisco”), a wholly-owned subsidiary of EACO Corporation (”EACO,” together with Bisco, the “Company”), executed a Change in Terms Agreement dated as of February 15, 2026 (the “Amendment”) with Citizens Business Bank (the “Lender”) in connection with a revolving line of credit (Loan No. 155354101) in the principal amount of $20,000,000. The Change in Terms Agreement extends the maturity date of the revolving line of credit to February 15, 2028.

Effective February 15, 2026, the interest rate under the revolving line of credit will not be less than 4.000% per annum (and not more than the maximum rate permitted by applicable law). The Change in Terms Agreement also modified certain financial reporting covenants referenced in a Business Loan Agreement dated April 12, 2024. Except as expressly modified, the terms of the existing indebtedness remain in full force and effect.

In connection with the foregoing, on February 27, 2026, EACO executed a Commercial Guaranty in favor of the Lender pursuant to which EACO agrees to guarantee the payment and performance of Bisco’s obligations under the revolving line of credit and related loan documents.

The foregoing descriptions are qualified in their entirety by the Amendment and the Commercial Guaranty, which are filed herewith, and the Business Loan Agreement and other ancillary agreements previously filed by the Company with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference. By executing the Commercial Guaranty described above, EACO agrees to guarantee up to $20,000,000 of indebtedness under the revolving line of credit and related loan documents.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Change In Terms Agreement dated February 15, 2026, between Bisco Industries, Inc. and Citizens Business Bank ($20,000,000 line of credit).
10.2	Commercial Guaranty, dated February 15, 2026, between EACO Corporation and Citizens Business Bank.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EACO CORPORATION

Date: February 27, 2026	By:	/S/ MICHAEL NARIKAWA
Michael Narikawa, Principal Accounting Officer